UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2017

All For One Media Corp.
(Exact name of registrant as specified in its charter)

Utah	000-55717	81-5006786
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

236 Sarles Street

Mt. Kisco, New York 10549

(Address of principal executive offices) (zip code)

(914) 574-6174

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On December 20, 2017, All For One Media Corp. (the “Company”) entered into a Securities Purchase Agreement (the “EMA SPA”) with EMA Financial, LLC (“EMA”) providing for the purchase of a Convertible Note bearing interest at 10% per annum in the principal amount of $53,000 due December 20, 2018 (the “EMA Note”).

The EMA Note is convertible at a price per share equal to the lower of either (i) the closing sale price of the Company’s common stock on the day prior to the closing date, and (ii) 50% of the lowest trade price or bid price of the Company’s common stock Common Stock on the Principal Market during the twenty (20) consecutive trading days prior to conversion.

The EMA Note contains certain covenants and restrictions including, among others, that for so long as the EMA Note is outstanding the Company will not pay dividends or dispose of certain assets, and that the Company will maintain its listing on an over-the-counter market. Events of default under the note include, among others, failure to pay principal or interest on the note or comply with certain covenants under the note.

The foregoing descriptions of the EMA SPA and the EMA Note are summaries, and are qualified in their entirety by reference to such documents, which are attached hereto as Exhibit 10.3 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The issuance of the securities set forth herein were made in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) for the offer and sale of securities not involving a public offering, and Regulation D promulgated under the Securities Act. The Company’s reliance upon Section 4(2) of the Securities Act and Rule 506 promulgated thereunder in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient in each transaction; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual and the Company; and (f) the recipients of the notes were accredited investors.

Item 9.01 Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report:

10.1	Securities Purchase Agreement
10.2	Convertible Promissory Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALL FOR ONE MEDIA CORP.

Date: January 2, 2017	By:	/s/ Brian Lukow
	Name:	Brian Lukow
	Title:	Chief Executive Officer (Principal Executive Officer)

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